Exhibit 10.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in the Registration Statement No. 333-11840 (Form S-8) filed with the Securities and Exchange Commission on April 18, 2000, of our report dated August 12 , 2004 with respect to the consolidated financial statements of Technoprises Ltd. (formerly B.V.R. Technologies Ltd.) included in this Annual Report (Form 20-F) for the year ended December 31, 2003.


Ziv Haft

Certified Public Accountants (Isr.)


Tel Aviv, Israel
August 15, 2004